FNF Core Reports Third Quarter 2014 Adjusted EPS of $0.51; Adjusted Pre-Tax Title Margin of 14.7%, a 50 Basis Point Sequential Improvement From the Second Quarter of 2014; Black Knight Adjusted EBITDA Margin of 42.3%

Jacksonville, Fla. - (October 29, 2014) - Fidelity National Financial, Inc. today reported the operating results of its core segment (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, for the three and nine-month periods ended September 30, 2014.

•	Total revenue of approximately $1.7 billion in the third quarter versus $1.6 billion in the third quarter of 2013

•	Adjusted third quarter net earnings of $145 million versus adjusted net earnings of $115 million for the third quarter of 2013

•	Adjusted third quarter core diluted EPS of $0.51 versus adjusted core diluted EPS of $0.50 in the third quarter of 2013

•	Third quarter core free cash flow provided of $292 million versus $94 million provided in the third quarter of 2013

Title

•
Approximately $1.5 billion in total revenue, adjusted pre-tax earnings of $223 million and adjusted pre-tax title margin of 14.7% for the third quarter versus approximately $1.5 billion in total revenue, adjusted pre-tax earnings of $220 million and an adjusted pre-tax title margin of 14.3% in the third quarter of 2013

•
Adjusted pre-tax title margin of 14.7%, a 50 basis point improvement over the revised second quarter adjusted pre-tax title margin of 14.2%; second quarter 2014 was revised due to an immaterial payroll accrual correction

•	ServiceLink generated $225 million in revenue, adjusted EBITDA of $34 million, an adjusted EBITDA margin of 15%, adjusted pre-tax earnings of $29 million and an adjusted pre-tax margin of 13%

•	Open orders per day of 7,516 for the third quarter versus 7,406 open orders per day for the third quarter of 2013

•	Closed orders per day of 5,438 for the third quarter versus 6,406 closed orders per day for the third quarter of 2013

•
Third quarter purchase orders opened and closed increased by 7% and 2%, respectively, versus the third quarter of 2013; purchase orders opened and closed declined by 1% and 5%, respectively, excluding ServiceLink default related purchase orders

•
Third quarter national commercial title revenue of $136 million, a 13% increase from the third quarter of 2013, driven by a 12% improvement in the commercial fee per file and a 2% increase in closed orders; open commercial orders increased by 8% over the prior year

•	Overall third quarter average fee per file of $2,066, a 14.3% increase over the third quarter of 2013

•	Title claims paid of $81 million, a decrease of $22 million, or 21%, from the third quarter of 2013

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
July 2014	170,000	60%	120,000	63%
August 2014	155,000	60%	115,000	62%
September 2014	156,000	60%	113,000	60%

Third Quarter 2014	481,000	60%	348,000	62%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
July 2013	177,000	54%	158,000	46%
August 2013	158,000	57%	139,000	51%
September 2013	139,000	58%	113,000	54%

Third Quarter 2013	474,000	56%	410,000	50%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Third Quarter 2014	21,400	12,800	$136	$10,600
Third Quarter 2013	19,900	12,600	$120	$9,500

- The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.
Black Knight

•	Total revenue of $214 million, led by MSP revenue of approximately $120 million

•
Revenue growth of 11% compared to the prior year period legacy LPS results, led by RealEC and Data and Analytics, and factoring out the increase of $15 million during 2014 from the addition of Property Insight

•
Recent significant customer contracts that include Green Tree signing a multi-year MSP contract, Stearns and Synovus signing multi-year Empower contracts and RealEC signing contracts for Closing Insight with three of the nation's top five lenders

•	Adjusted EBITDA of $91 million and adjusted EBITDA margin of 42.3%, a 130 basis point sequential improvement from the second quarter of 2014 and an 830 basis point improvement over the prior year

“This was a stable quarter for our title business as our consistent focus on operational efficiency metrics allowed us to generate a 14.7% pre-tax title margin, a 50 basis point sequential improvement over the second quarter of 2014,” said Chairman William P. Foley, II. “We continue to believe that we can show further margin improvement in a stable order environment and even higher margins as mortgage credit becomes more readily available and the residential real estate market continues to improve.

“Black Knight had another strong quarter in both revenue growth and EBITDA margin improvement. We are also generating significant momentum in the business with recent contracts signed that will further contribute to future organic revenue growth. Additionally, the sales pipeline remains strong, with numerous MSP, Empower, Closing Insight and Data and Analytics contracts expected over the next several quarters. We expect a strong fourth quarter and are very excited about our revenue growth prospects for 2015 and 2016. Finally, the integration of LPS is effectively completed, as we have now realized nearly $296 million of cost synergies on a run-rate basis as of the end of the third quarter."

Conference Call
We will host a call with investors and analysts to discuss third quarter 2014 FNF Core results on Thursday, October 30, 2014, beginning at 9:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 11:00 a.m. Eastern time on October 30, 2014, through November 6, 2014, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 338005.

About FNF
Fidelity National Financial, Inc. (FNF) is organized into two groups, FNF Core (NYSE: FNF) and FNF Ventures (NYSE: FNFV). Through our Core operations, FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, LLC and ServiceLink Holdings, LLC. In addition, in our FNFV group, we own majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC ("ABRH"), J. Alexander’s, LLC ("J. Alexander's"), Remy International, Inc. ("Remy"), Ceridian HCM, Inc. and Comdata Inc. (collectively "Ceridian") and Digital Insurance, Inc. ("Digital Insurance").
More information about FNF can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL CORE
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Three Months Ended
September 30, 2014
Direct title premiums	$465	$465	$—	$—
Agency title premiums	528	528	—	—
Escrow, title related and other fees	708	491	214	3
Total title and escrow	1,701	1,484	214	3

Interest and investment income	27	28	—	(1)
Realized gains and losses	(2)	(2)	—	—
Total revenue	1,726	1,510	214	2

Personnel costs	584	479	96	9
Agent commissions	396	396	—	—
Other operating expenses	390	349	38	3
Depreciation and amortization	84	35	48	1
Claim loss expense	59	59	—	—
Interest expense	32	—	8	24
Total expenses	1,545	1,318	190	37

Pre-tax earnings from continuing operations	$181	$192	$24	$(35)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	$2	$2	$—	$—
Deferred revenue adjustment for BKFS	1	—	1	—
Transaction costs related to acquisition of LPS	6	3	3	—
Severance costs related to acquisition of LPS	3	2	1	—
Synergy bonus accrual	9	3	3	3
Other legal matters	5	—	3	2
Purchase price amortization	46	21	25	—
Total non-GAAP adjustments before taxes	$72	$31	$36	$5

Adjusted pre-tax earnings from continuing operations	$253	$223	$60	$(30)
Adjusted pre-tax margin from continuing operations	14.6%	14.7%	27.9%	—

Purchase price amortization	(46)	(21)	(25)	—
Interest expense	32	—	8	24
Depreciation and amortization	84	35	48	1

Adjusted EBITDA	$323	$237	$91	$(5)
Adjusted EBITDA margin	18.7%	15.7%	42.3%	—

ServiceLink non-GAAP reconciliations:
ServiceLink pre-tax loss	$(3)
Depreciation & Amortization	25
ServiceLink EBITDA	$22
Severance and other LPS acquisition costs	8
Software impairment	4
ServiceLink Adjusted EBITDA	$34

ServiceLink pre-tax loss	$(3)
Purchase price amortization	20
Severance and other LPS acquisition costs	8
Software impairment	4
ServiceLink adjusted pre-tax earnings	$29

 FIDELITY NATIONAL FINANCIAL CORE
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Three Months Ended
September 30, 2014

Pre-tax earnings from continuing operations	$181	$192	$24	$(35)
Income tax expense	73	69	—	4
Earnings from equity investments	1	1	—	—
Non-controlling interests	(5)	(5)	—	—

Net earnings attributable to FNF Group common shareholders	$114	$129	$24	$(39)

EPS attributable to FNF Group common shareholders - basic	$0.41	$0.47	$0.09	$(0.14)
EPS attributable to FNF Group common shareholders - diluted	$0.40	$0.45	$0.08	$(0.13)

FNF Group weighted average shares - basic	275
FNF Group weighted average shares - diluted	284

Net earnings attributable to FNF Group common shareholders	$114	$129	$24	$(39)

Total non-GAAP, pre-tax adjustments	72	31	36	5
Income taxes on non-GAAP adjustments	(19)	(8)	(9)	(2)
Noncontrolling interest on non-GAAP adjustments	(22)	(10)	(12)	—
Total non-GAAP adjustments	31	13	15	3

Adjusted net earnings attributable to FNF Group common shareholders	$145	$142	$39	$(36)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.51	$0.50	$0.14	$(0.13)

Direct orders opened (000's)	481	481
Direct orders closed (000's)	348	348
Fee per file	$2,066	$2,066
Actual title claims paid	$81	$81

Cash flows provided by operations:	$292
Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	3
Synergy bonus payment	24
Severance costs related to acquisition of LPS	3
Total non-GAAP adjustments	30

Adjusted cash flows from operations	322
Capital expenditures	30
Free cash flow	$292

 FIDELITY NATIONAL FINANCIAL CORE
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Three Months Ended
September 30, 2013
Direct title premiums	$472	$472	$—	$—
Agency title premiums	630	630	—	—
Escrow, title related and other fees	415	409	—	6
Total title and escrow	1,517	1,511	—	6

Interest and investment income	30	29	—	1
Realized gains and losses	3	3	—	—
Total revenue	1,550	1,543	—	7

Personnel costs	479	471	—	8
Agent commissions	482	482	—	—
Other operating expenses	300	276	—	24
Depreciation and amortization	16	17	—	(1)
Claim loss expense	77	77	—	—
Interest expense	20	—	—	20
Total expenses	1,374	1,323	—	51

Pre-tax earnings from continuing operations	$176	$220	$—	$(44)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	$(3)	$(3)	$—	$—
Transaction costs related to acquisition of LPS	6	—	—	6
Purchase price amortization	3	3	—	—
Total non-GAAP adjustments before taxes	$6	$—	$—	$6

Adjusted pre-tax earnings from continuing operations	$182	$220	$—	$(38)
Adjusted pre-tax margin from continuing operations	11.7%	14.3%	—	—

Purchase price amortization	(3)	(3)	—	—
Interest expense	20	—	—	20
Depreciation and amortization	16	17	—	(1)

Adjusted EBITDA	$215	$234	$—	$(19)
Adjusted EBITDA margin	13.9%	15.2%	—	—

FIDELITY NATIONAL FINANCIAL CORE
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Three Months Ended
September 30, 2013

Pre-tax earnings from continuing operations	$176	$220	$—	$(44)

Income tax expense	63	77	—	(14)
Earnings from equity investments	1	1	—	—
Earnings (loss) from discontinued operations, net of tax	(1)	(1)	—	—
Non-controlling interests	2	2	—	—

Net earnings attributable to Old FNF common shareholders	$111	$141	$—	$(30)

EPS attributable to Old FNF common shareholders - basic	$0.49	$0.62	$—	$(0.13)
EPS attributable to Old FNF common shareholders - diluted	$0.48	$0.61	$—	$(0.13)

Old FNF weighted average shares - basic	226
Old FNF weighted average shares - diluted	230

Net earnings attributable to Old FNF common shareholders	$111	$141	$—	$(30)

Total non-GAAP, pre-tax adjustments	6	—	—	6
Income taxes on non-GAAP adjustments	(2)	—	—	(2)
Total non-GAAP adjustments	4	—	—	4

Adjusted net earnings attributable to Old FNF common shareholders	$115	$141	$—	$(26)

Adjusted EPS attributable to Old FNF common shareholders - diluted	$0.50	$0.61	$—	$(0.11)

Direct orders opened (000's)	474	474
Direct orders closed (000's)	410	410
Fee per file	$1,807	$1,807
Actual title claims paid	$103	$103

Cash flows provided by operations:	$105
Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	8
Total non-GAAP adjustments	8

Adjusted cash flows from operations	113
Capital expenditures	19
Free cash flow	$94

 FIDELITY NATIONAL FINANCIAL CORE
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Nine Months Ended
September 30, 2014
Direct title premiums	$1,249	$1,249	$—	$—
Agency title premiums	1,450	1,450	—	—
Escrow, title related and other fees	2,015	1,394	632	(11)
Total title and escrow	4,714	4,093	632	(11)

Interest and investment income	88	89	—	(1)
Total revenue	4,802	4,182	632	(12)

Personnel costs	1,774	1,413	342	19
Agent commissions	1,098	1,098	—	—
Other operating expenses	1,186	1,040	159	(13)
Depreciation and amortization	253	109	142	2
Claim loss expense	169	169	—	—
Interest expense	93	—	23	70
Total expenses	4,573	3,829	666	78

Pre-tax earnings from continuing operations	$229	$353	$(34)	$(90)

Non-GAAP adjustments before taxes
Deferred revenue adjustment for BKFS	10	—	10	—
Transaction costs related to acquisition of LPS	56	42	40	(26)
Severance costs related to acquisition of LPS	45	18	27	—
Synergy bonus accrual	67	28	28	11
Premium tax settlement	(8)	(8)	—	—
Other legal matters	21	—	11	10
Purchase price amortization	137	64	73	—
Total non-GAAP adjustments before taxes	$328	$144	$189	$(5)

Adjusted pre-tax earnings from continuing operations	$557	$497	$155	$(95)
Adjusted pre-tax margin from continuing operations	11.6%	11.9%	24.1%	—

Purchase price amortization	(137)	(64)	(73)	—
Interest expense	93	—	23	70
Depreciation and amortization	253	109	142	2

Adjusted EBITDA	$766	$542	$247	$(23)
Adjusted EBITDA margin	15.9%	13.0%	38.5%	—

FIDELITY NATIONAL FINANCIAL CORE
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Nine Months Ended
September 30, 2014

Pre-tax earnings from continuing operations	$229	$353	$(34)	$(90)

Income tax expense	92	129	(11)	(26)
Earnings from equity investments	3	3	—	—
Earnings (loss) from discontinued operations, net of tax	(1)	(1)	—	—
Non-controlling interests	(76)	(40)	(36)	—

Net earnings attributable to FNF common shareholders	$215	$266	$13	$(64)

EPS attributable to Old FNF common shareholders - basic	$0.37	$0.50	$(0.04)	$(0.09)
EPS attributable to Old FNF common shareholders - diluted	$0.36	$0.49	$(0.03)	$(0.10)

EPS attributable to FNF Group common shareholders - basic	$0.41	$0.47	$0.09	$(0.15)
EPS attributable to FNF Group common shareholders - diluted	$0.40	$0.45	$0.08	$(0.13)

Old FNF weighted average shares - basic	183
Old FNF weighted average shares - diluted	189

FNF Group weighted average shares - basic	92
FNF Group weighted average shares - diluted	94

Net earnings attributable to FNF common shareholders	$215	$266	$13	$(64)

Total non-GAAP, pre-tax adjustments	328	144	189	(5)
Income taxes on non-GAAP adjustments	(80)	(35)	(47)	2
Noncontrolling interest on non-GAAP adjustments	(118)	(52)	(66)	—
Total non-GAAP adjustments	130	57	76	(3)

Adjusted net earnings attributable to FNF common shareholders*	$345	$323	$89	$(67)

Adjusted EPS attributable to FNF common shareholders - diluted*	$1.22	$1.14	$0.31	$(0.23)
* Adjusted EPS is presented as if Old FNF common shareholders and FNF Group common shareholders combined.

Direct orders opened (000's)	1,463	1,463
Direct orders closed (000's)	985	985
Fee per file	$1,974	$1,974
Actual title claims paid	$226	$226

Cash flows provided by operations:	$295
Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	48
Severance costs related to acquisition of LPS	45
Synergy bonus payment	31
Premium tax settlement	15

Other legal matters	8
Total non-GAAP adjustments	147

Adjusted cash flows from operations	442
Capital expenditures	82
Free cash flow	$360

 FIDELITY NATIONAL FINANCIAL CORE
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Nine Months Ended
September 30, 2013
Direct title premiums	$1,377	$1,377	$—	$—
Agency title premiums	1,779	1,779	—	—
Escrow, title related and other fees	1,299	1,266	—	33
Total title and escrow	4,455	4,422	—	33

Interest and investment income	98	97	—	1
Realized gains and losses	11	10	—	1
Total revenue	4,564	4,529	—	35

Personnel costs	1,422	1,400	—	22
Agent commissions	1,352	1,352	—	—
Other operating expenses	922	845	—	77
Depreciation and amortization	50	49	—	1
Claim loss expense	221	221	—	—
Interest expense	52	—	—	52
Total expenses	4,019	3,867	—	152

Pre-tax earnings from continuing operations	$545	$662	$—	$(117)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	$(11)	$(10)	$—	$(1)
Transaction costs related to acquisition of LPS	9	—	—	9
Other legal matters	20	—	—	20
Purchase price amortization	9	9	—	—
Total non-GAAP adjustments before taxes	$27	$(1)	$—	$28

Adjusted pre-tax earnings from continuing operations	$572	$661	$—	$(89)
Adjusted pre-tax margin from continuing operations	12.5%	14.6%	—	—

Purchase price amortization	(9)	(9)	—	—
Interest expense	52	—	—	52
Depreciation and amortization	50	49	—	1

Adjusted EBITDA	$665	$701	$—	$(36)
Adjusted EBITDA margin	14.6%	15.5%	—	—

FIDELITY NATIONAL FINANCIAL CORE
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Nine Months Ended
September 30, 2013

Pre-tax earnings from continuing operations	$545	$662	$—	$(117)

Income tax expense	197	236	—	(39)
Earnings from equity investments	4	4	—	—
Earnings from discontinued operations, net of tax	1	1	—	—
Non-controlling interests	4	4	—	—

Net earnings attributable to FNF common shareholders	$349	$427	$—	$(78)

EPS attributable to Old FNF common shareholders - basic	$1.55	$1.90	$—	$(0.35)
EPS attributable to Old FNF common shareholders - diluted	$1.52	$1.86	$—	$(0.34)

Old FNF weighted average shares - basic	225
Old FNF weighted average shares - diluted	230

Net earnings attributable to FNF common shareholders	$349	$427	$—	$(78)

Total non-GAAP, pre-tax adjustments	27	(1)	—	28
Income taxes on non-GAAP adjustments	(9)	—	—	(9)
Total non-GAAP adjustments	18	(1)	—	19

Adjusted net earnings attributable to Old FNF common shareholders	$367	$426	$—	$(59)

Adjusted EPS attributable to Old FNF common shareholders - diluted	$1.60	$1.85	$—	$(0.25)

Direct orders opened (000's)	1,789	1,789
Direct orders closed (000's)	1,401	1,401
Fee per file	$1,568	$1,568
Actual title claims paid	$303	$303

Cash flows provided by operations:	$298
Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	11
Other legal matters	20
Total non-GAAP adjustments	31

Adjusted cash flows from operations	329
Capital expenditures	55
Free cash flow	$274

 FIDELITY NATIONAL FINANCIAL CORE
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
Quarterly Open Orders ('000's except % data)
Total open orders*	481	514	469	392	474	672	643	677
Total open orders per day*	7.5	8.0	7.7	6.2	7.4	10.5	10.5	10.7
Purchase % of open orders	60%	60%	55%	55%	56%	42%	38%	32%
Refinance % of open orders	40%	40%	45%	45%	44%	58%	62%	68%
Total closed orders*	348	342	295	307	410	504	487	518
Total closed orders per day*	5.4	5.3	4.8	4.9	6.4	7.9	8.0	8.2
Purchase % of closed orders	62%	61%	52%	56%	50%	40%	31%	33%
Refinance % of closed orders	38%	39%	48%	44%	50%	60%	69%	67%

Commercial (millions, except orders in '000's)
Revenue	$136	$115	$104	$146	$120	$112	$88	$149
Open Orders	21.4	22.2	19.6	19.3	19.9	20.3	18.7	18.9
Closed Orders	12.8	20.3	10.2	12.8	12.6	12.3	10.6	13.6

Total Fee Per File
Fee per file	$2,066	$1,982	$1,858	$2,082	$1,807	$1,562	$1,373	$1,565
Residential and local commercial fee per file	$1,739	$1,750	$1,559	$1,676	$1,562	$1,373	$1,219	$1,312
National commercial fee per file	$10,600	$9,800	$10,200	$11,400	$9,500	$9,100	$8,300	$10,900

Total Staffing
Total field operations employees	10,200	10,200	10,300	9,900	10,600	12,000	12,000	11,600

FNT Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	385	403	349	331	391	516	481	497
Total open orders per day*	6.0	6.3	5.7	5.3	6.1	8.1	7.9	7.9
Purchase % of open orders	69%	71%	71%	65%	68%	56%	58%	—%
Refinance % of open orders	31%	29%	29%	35%	32%	44%	42%	—%
Total closed orders*	282	272	219	263	323	387	354	396
Total closed orders per day*	4.4	4.3	3.6	4.2	5.0	6.0	5.8	6.3
Purchase % of closed orders	70%	71%	67%	66%	64%	52%	44%	—%
Refinance % of closed orders	30%	29%	33%	34%	36%	48%	56%	—%
Fee per file	2,306	2,227	2,151	2,260	2,028	1,747	1,537	1,756
Total tile field operations employees	8,900	8,700	8,600	8,900	9,300	10,100	9,900	9,500

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total Open Orders*	96	111	120	61	83	156	162	180
Total open orders per day*	1.5	1.7	2.0	1.0	1.3	2.4	2.7	2.9
Purchase % of open orders	23%	20%	7%	—	—	—	—	—
Refinance % of open orders	77%	80%	93%	100%	100%	100%	100%	100%
Total closed orders	66	70	76	44	87	117	133	122
Total closed orders per day*	1.0	1.1	1.2	0.7	1.4	1.8	2.2	1.9
Purchase % of closed orders	24%	18%	6%	—	—	—	—	—
Refinance % of closed orders	76%	82%	94%	100%	100%	100%	100%	100%
Fee per file	1,052	1,038	1,009	1,013	989	951	936	946
Total ServiceLink operating employees	1,300	1,500	1,700	970	1,300	1,900	2,100	2,100

* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL CORE
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF Core September 30, 2014	FNF Core December 31, 2013
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,494	$5,235
Goodwill	4,489	1,438
Title plant	395	370
Total assets	12,041	8,028
Notes payable	2,802	983
Reserve for title claim losses	1,640	1,636
Secured trust deposits	722	588
Redeemable non-controlling interests	687	—
Non-redeemable non-controlling interests	(58)	10
Total equity and redeemable non-controlling interests	5,197	3,896

	FNF Core September 30, 2014	FNFV September 30, 2014	Intercompany Eliminations	Consolidated September 30, 2014	Consolidated December 31, 2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,494	$593	$(29)	$5,058	$5,761
Goodwill	4,489	483	—	4,792	1,901
Title plant	395	—	—	395	370
Total assets	12,041	2,778	(29)	14,790	10,529
Notes payable	2,802	467	(29)	3,240	1,323
Reserve for title claim losses	1,640	—	—	1,640	1,636
Secured trust deposits	722	—	—	722	588
Redeemable non-controlling interests	687	—	—	687	—
Non-redeemable non-controlling interests	(58)	428	—	370	474
Total equity and redeemable non-controlling interests	5,197	1,844	—	7,041	5,535

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2014			September 30, 2014
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$465	$465	$—	$1,249	$1,249	$—
Agency title premiums	528	528	—	1,450	1,450	—
Total title premiums	993	993	—	2,699	2,699	—
Escrow, title-related and other fees	735	708	27	2,097	2,015	82
Total title and escrow and other	1,728	1,701	27	4,796	4,714	82

Restaurant revenue	343	—	343	1,055	—	1,055
Remy revenue	290	—	290	892	—	892
Interest and investment income	29	27	2	94	88	6
Realized gains and losses	(7)	(2)	(5)	(6)	—	(6)
Total revenue	2,383	1,726	657	6,831	4,802	2,029

Personnel costs	645	584	61	1,950	1,774	176
Other operating expenses	428	390	38	1,289	1,186	103
Cost of Remy revenue (includes $19 and $51 of D&A, respectively)	266	—	266	771	—	771
Cost of restaurant revenue	296	—	296	899	—	899
Agent commissions	396	396	—	1,098	1,098	—
Depreciation and amortization	102	84	18	305	253	52
Title claim loss expense	59	59	—	169	169	—
Interest expense	37	32	5	111	93	18
Total expenses	2,229	1,545	684	6,592	4,573	2,019

Earnings from continuing operations before taxes	154	181	(27)	239	229	10
Income tax expense	59	73	(14)	79	92	(13)
Earnings from continuing operations before equity investments	95	108	(13)	160	137	23
Loss from equity investments	(7)	1	(8)	(43)	3	(46)
Net earnings from continuing operations	88	109	(21)	117	140	(23)
Loss from discontinued operations, net of tax	—	—	—	(1)	(1)	—
Net earnings	88	109	(21)	116	139	(23)
Non-controlling interests	(14)	(5)	(9)	(75)	(76)	1
Net earnings attributable to common shareholders	$102	$114	$(12)	$191	$215	$(24)

Cash flows provided by (used in) operations	295	292	3	284	295	(11)

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2013			September 30, 2013
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$472	$472	$—	$1,377	$1,377	$—
Agency title premiums	630	630	—	1,779	1,779	—
Total title premiums	1,102	1,102	—	3,156	3,156	—
Escrow, title-related and other fees	437	415	22	1,361	1,299	62
Total title and escrow and other	1,539	1,517	22	4,517	4,455	62

Restaurant revenue	336	—	336	1,037	—	1,037
Remy revenue	266	—	266	834	—	834
Interest and investment income	29	30	(1)	99	98	1
Realized gains and losses	4	3	1	7	11	(4)
Total revenue	2,174	1,550	624	6,494	4,564	1,930

Personnel costs	546	479	67	1,611	1,422	189
Other operating expenses	329	300	29	1,020	922	98
Cost of Remy revenue (includes $19 and $55 of D&A, respectively)	223	—	223	704	—	704
Cost of restaurant revenue	292	—	292	889	—	889
Agent commissions	482	482	—	1,352	1,352	—
Depreciation and amortization	36	16	20	104	50	54
Title claim loss expense	77	77	—	221	221	—
Interest expense	27	20	7	71	52	19
Total expenses	2,012	1,374	638	5,972	4,019	1,953

Earnings from continuing operations before taxes	162	176	(14)	522	545	(23)
Income tax expense	52	63	(11)	170	197	(27)
Earnings from continuing operations before equity investments	110	113	(3)	352	348	4
Loss from equity investments	(14)	1	(15)	(20)	4	(24)
Net earnings from continuing operations	96	114	(18)	332	352	(20)
Loss from discontinued operations, net of tax	—	(1)	1	(2)	1	(3)
Net earnings	96	113	(17)	330	353	(23)
Non-controlling interests	2	2	—	8	4	4
Net earnings attributable to common shareholders	$94	$111	$(17)	$322	$349	$(27)

Cash flows provided by (used in) operations	129	105	24	344	298	46

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